UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 26, 2005

                              AVID TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)




         Delaware                        0-21174               04-2977748
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
 of Incorporation)                                          Identification No.)


            Avid Technology Park, One Park West, Tewksbury, MA   01876
               (Address of Principal Executive Offices)        (zip code)


       Registrant's telephone number, including area code: (978) 640-6789


          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

On January 1, 2006, Avid Technology, Inc. (the "Company") will be required to adopt Statement of Financial Accounting Standards No. 123(R) - Share-Based Payment ("SFAS No. 123(R)"), which requires the Company to recognize the compensation cost related to share-based payment transactions, including the issuance of stock options, in the Company's financial statements. Currently, the Company accounts for its share-based payment transactions using the intrinsic value method under the provisions of APB 25 and is not required to recognize compensation cost in the Company's financial statements.

In anticipation of the adoption of SFAS No. 123(R), on October 26, 2005, the Company's Board of Directors approved a partial acceleration of the vesting of all outstanding options to purchase the Company's common stock that were granted on February 17, 2005 so that all of such stock options became exercisable as to an additional number of shares equal to the number that would have been exercisable as of December 31, 2007. As a result, vesting was accelerated for options to purchase 371,587 shares of the Company's common stock, par value $.01 per share, with an exercise price of $65.81 per share, including options to purchase 157,624 shares of the Company's common stock held by the Company's executive officers. No options to purchase shares of the Company's common stock held by the Company's non-employee directors were included in this acceleration.

The decision to accelerate vesting of these options was made to avoid recognizing compensation cost in the Company's future statements of operations upon the effectiveness of SFAS 123(R). It is estimated that the maximum future compensation expense that would have been recorded in the Company's statements of operations had the vesting of these options not been accelerated is approximately $4.9 million. The Company will disclose the impact of the acceleration in its December 31, 2005 financial statements within its pro forma footnote disclosures, as permitted under the transition guidance provided by the Financial Accounting Standards Board.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 1, 2005                AVID TECHNOLOGY, INC.
                                       (Registrant)


                                       By:  /s/ Carol E. Kazmer
                                           ------------------------------
                                           Carol E. Kazmer
                                           Vice President and General Counsel



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